EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of FCCC, Inc. (the “Company”) for the period ended December 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer certify, pursuant to Section 906 of the SarbanesOxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Date: February 13, 2015	By:	/s/ Frederick Farrar
Frederick Farrar
Chief Executive Officer and Chief Financial Officer